                                                                  EXHIBIT 10.14


                                      LEASE


                                     between


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                       and


                              SKECHERS U.S.A., INC.

                                TABLE OF CONTENTS


                                                                                                       Page
                                                                                                       ----

1.     Parties............................................................................................1

2.     Premises...........................................................................................1

3.     Term...............................................................................................1
       3.1   Term.........................................................................................1
       3.2   Delay in Possession..........................................................................1
       3.3   Early Possession.............................................................................1

4.     Base Rent..........................................................................................2

5.     Security Deposit...................................................................................2

6.     Use................................................................................................2
       6.1   Use..........................................................................................2
       6.2   Compliance with Law..........................................................................2
       6.3   Condition of Premises........................................................................3

7.     Maintenance, Repairs and Alterations...............................................................3
       7.1   Lessee's Obligations.........................................................................3
       7.2   Surrender....................................................................................4
       7.3   Lessor's Rights..............................................................................4
       7.4   Lessor's Obligations.........................................................................4
       7.5   Alterations and Additions....................................................................5

8.     Insurance; Indemnity...............................................................................9

9.     Damage or Destruction.............................................................................13
       9.1   Definitions.................................................................................13
       9.2   Partial Damage - Insured Loss...............................................................13
       9.3   Partial Damage - Uninsured Loss.............................................................14
       9.4   Total Destruction...........................................................................14
       9.5   Damage Near End of Term.....................................................................14
       9.6   Abatement of Rent; Lessee's Remedies........................................................15
       9.7   Termination - Advance Payments..............................................................15
       9.8   Waiver......................................................................................16


       9.9 Causeway......................................................................................16

10.    Real Property Taxes...............................................................................16
       10.1  Payment of Taxes............................................................................16
       10.2  Definition of "Real Property Tax"...........................................................16
       10.3  Joint Assessment............................................................................17
       10.4  Additional Provisions Regarding Real Property Taxes.........................................17
       10.5  Personal Property Taxes.....................................................................17

11.    Utilities.........................................................................................17

12.    Assignment and Subletting.........................................................................18
       12.1  Lessor's Consent Required...................................................................18
       12.2  Procedure...................................................................................18
       12.3  Lessees Other Than Individuals..............................................................19
       12.4  Lessee Affiliate............................................................................19
       12.5  No Release of Lessee........................................................................20
       12.6  Assignment to Lessor........................................................................20
       12.7  Attorney's Fees.............................................................................21

13.    Defaults; Remedies................................................................................21
       13.1  Defaults....................................................................................21
       13.2  Remedies....................................................................................22
       13.3  Default by Lessor...........................................................................24
       13.4  Late Charges................................................................................24
       13.5  Impounds....................................................................................24

14.    Condemnation......................................................................................25

15.    Broker's Commissions..............................................................................26

16.    Estoppel Certificate..............................................................................26

17.    Lessor's Liability................................................................................27

18.    Severability......................................................................................27

19.    Interest on Past-due Obligations..................................................................27

20.    Time of Essence...................................................................................27

21.    Additional Rent...................................................................................27
22.    Incorporation of Prior Agreements; Amendments.....................................................27
23.    Notices...........................................................................................28

24.    Waivers...........................................................................................29

25.    No Recording......................................................................................29

26.    Holding Over......................................................................................29

27.    Cumulative Remedies...............................................................................29

28.    Covenants and Conditions..........................................................................29

29.    Binding Effect; Choice of Law.....................................................................29

30.    Subordination; Attornment; Non-Disturbance........................................................30
       30.1  Subordination...............................................................................30
       30.2  Attornment..................................................................................30
       30.3  Non-Disturbance.............................................................................30
       30.4  Self-Executing..............................................................................30

31.    Attorney's Fees...................................................................................31

32.    Lessor's Access...................................................................................31

33.    Auctions..........................................................................................31

34.    Signs.............................................................................................31

35.    Merger............................................................................................32

36.    Consents..........................................................................................32

37.    Guarantor.........................................................................................32

38.    Quiet Possession..................................................................................32

39.    Options...........................................................................................32
       39.1   Definition.................................................................................32
       39.2   Options Personal; Multiple Options.........................................................32
       39.3   First Option...............................................................................33
       39.4   Second Option..............................................................................33
       39.5   Fair Market Rent...........................................................................34
       39.6   C.P.I. Adjusted Option Rent................................................................36
       39.7   Effect of Default on Options...............................................................37

40.    Industrial Park Building..........................................................................38

41.    Security Measures.................................................................................38

42.    Easements.........................................................................................39

43.    Performance Under Protest.........................................................................39

44.    Authority.........................................................................................39

45.    Cashiers Checks...................................................................................39

46.    Amendments to Lease...............................................................................39

47.    Storage Tanks.....................................................................................40

48.    Lessee's Covenants Regarding Hazardous Materials..................................................40
       48.1  Lessor's Prior Consent......................................................................40
       48.2  Compliance with Hazardous Materials Laws....................................................41
       48.3  Hazardous Materials Removal.................................................................41
       48.4  Notices.....................................................................................42
       48.5  Indemnification of Lessor...................................................................42

49.    The Causeway Improvements.........................................................................42

50.    Relationship to Other Lease.......................................................................44

51.    L.A. Gear.........................................................................................44

52.    Existing Sublease.................................................................................45

Exhibit "A"  Premises (Paragraph 2)

                                     LEASE


1. Parties. This Lease, dated, for reference purposes only, November 21, 1997, is made by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (herein called "Lessor") and SKECHER'S U.S.A., INC. (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Bernardino, State of California, commonly known as 1661 South Vintage Avenue, Ontario, California consisting of a 127,799 square foot building (including a portion of the Causeway (as defined below)) and adjacent land and more particularly delineated on Exhibit "A" attached hereto and by this reference incorporated herein. Said real property including the land and all improvements therein, is herein called the "Premises."

3.    Term.

      3.1 Term. The term of this Lease shall be for five (5) years commencing on December 1, 1997 and ending on November 30, 2002, unless sooner terminated pursuant to any provision hereof.

      3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

      3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Base Rent. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $36,423.00 ("Base Rent"), in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $36,423.00 as rent for December 1997. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing, without any offset or deduction.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $72,846.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current Base Rent as the original security deposit bears to the original monthly rent set forth in Paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.    Use.

      6.1 Use. The Premises shall be used and occupied, subject to the other terms of this Lease, only for warehousing and distribution in any customary manner permitted by applicable law and for no other purpose.

      6.2 Compliance with Law. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

      6.3 Condition of Premises. Lessee hereby accepts the Premises in their "as is" condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions or easements of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.    Maintenance, Repairs and Alterations.

      7.1   Lessee's Obligations.

            (a) Except to the extent of Lessor's obligations under Paragraph 7.4, below, Lessee shall keep in good order, condition and repair the interior of the Premises and every structural or nonstructural part thereof (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating and air conditioning (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), ceilings, roofs (interior), floors, windows, doors, plate glass and skylights located within the Premises, and all driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

            (b) Lessee shall maintain the Premises as provided in Paragraph 7.1(a) and in accordance with the requirements of any covenants or restrictions as may from time to time be applicable to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices and any damage or deterioration shall not be deemed "ordinary wear and tear" if the same could have been prevented by good maintenance practice. Lessee's obligations shall include restorations, replacements or renewals when necessary and when determined not to be due to ordinary wear and tear, in order to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Notwithstanding anything contained in the Lease to the contrary, Lessee shall make all repairs whatsoever on the Premises necessitated by the negligence, misconduct or fault of Lessee, or its agents, licensees or agents.

      7.2 Surrender. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment (including without limitation the following components of Lessee's material handling system: racking, conveyors, mezzanine and related utilities (collectively, "Lessee's Systems")). Notwithstanding anything to the contrary otherwise stated in this Lease, upon termination of this Lease, (a) Lessee shall remove from the Premises Lessee's Systems, and (b) Lessee shall leave the air lines, power panels, electrical distribution systems, mechanical systems, lighting fixtures, air conditioning, plumbing, heating (including space heaters) and fencing on the Premises (other than Lessee's Systems, which shall be removed from the Premises as provided above) in good condition and operating order, and Lessee shall upon demand pay to Lessor that portion of the cost to restore such items to good condition and operating order as may be reasonably allocable to Lessee's tenancy.

      7.3 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall, not be required to) enter upon the Premises after ten
(10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

      7.4   Lessor's Obligations.

            (a) Except for the obligations of Lessor under Paragraph 9 (relating to destruction of the Premises), under Paragraph 14 (relating to condemnation of the Premises) and Paragraph 7.4(b), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

            (b) Lessor shall replace the roof (exterior only) as necessary and maintain and repair the structural components of the perimeter wall of the Premises, subject to normal wear and tear, provided the need for such replacement, maintenance or repair does not arise because of the negligence, misconduct or fault of Lessee, or its agents, licensees or invitees.

      7.5   Alterations and Additions.

            (a) Lessee shall not without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $10,000 in cumulative costs during any 12-month period (the "Threshold Amount"). In any event, whether or not in excess of the Threshold Amount, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in Paragraph 7.5, the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Lessor's consent shall not be required for reconfiguration, relocation or modification to the racking and material handling system, including electrical work related thereto; provided none of such work is structural and all of such work is in the interior of the building on the Premises.

            (b) Any alterations, improvements, additions, or Utility Installations made by Lessee during the term of this Lease shall be done in a good and workmanlike manner and of good and sufficient materials, and Lessee shall, within thirty (30) days after completion of such alteration, improvements, addition or Utility Installation, provide Lessor with as-built plans and specifications for same. Notwithstanding anything contained in this Lease to the contrary, Paragraphs 7.5(d)(1)(ii) and (iii) shall apply to non-structural alterations, improvements, additions or Utility Installations (other than racking, shelving and temporary partitions) not exceeding the Threshold Amount.

            (c) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be conditioned upon satisfaction of all of the requirements set forth in Paragraph 7.5(d), below.

            (d) For any additions, alterations, improvements, or Utility Installations requiring Lessor's prior written consent:

                  (1)   Lessee shall:

                        (i) Request Lessor's approval in writing at least thirty (30) days prior to proposed construction.

                        (ii) Employ a California licensed architect contractor and structural engineer in connection with the proposed construction.

                        (iii) Be fully responsible for the acts of Lessee's consultants, employees, contractors, subcontractors, invitees and agents, and cause them to fully comply with any applicable terms of this Lease and documents referred to by this Lease and all applicable laws, rules and regulations.

                        (iv) Cause to be obtained an applicable building permit for any and all construction and modifications, and construct the additions and alterations and perform the construction work in accordance with all applicable laws, including without limitation the Americans With Disabilities Act.

                  (2)   Lessee's architect shall:

                        (i)   Be licensed by the State of California.

                        (ii) Design and specify within the parameters of the building work letter and approved building specifications or have received specific written exceptions from the Lessor.

                        (iii) Secure Lessor's written approval before submitting plans to the general contractor for bidding or to governmental agencies for approval.

                        (iv) Secure Lessor's written approval of any changes or alternates to the plans recommended by the general contractor or required by governmental agencies.

                        (v) Submit a copy of the final application for permit and issued permit to Lessor.

                        (vi) Incorporate the building standard details supplied by Lessor onto the drawings.

                        (vii) Submit final plans for Lessor's written approval prior to construction.

                        (viii) Be available for final inspection with Lessor at job completion.

                        (ix) Secure Lessor's written approval of details of any changes in specifications or finishes during construction.

                        (x) Provide samples and specifications as required by Lessor.

                        (xi) Sign off on the as-built drawings as the Architect's certification that the improvements have, in fact, been built as per the Architect's design.

                  (3)   Lessee's general contractor and/or subcontractors shall:

                        (i)   Be licensed by the State of California.

                        (ii) Have substantial experience providing similar quality and quantity of improvements. Work history shall be provided to Lessor prior to being awarded contract.

                        (iii) Have a bonding capacity equal to or exceeding the valuation of the job. Lessor may, at its sole option, require the job to be bonded.

                        (iv) Maintain in full force and effect, throughout the duration of its performance under the contract with the Lessee, a Worker's Compensation insurance policy and a Commercial General Liability insurance policy issued by an insurer satisfactory to Lessor with liability coverage of not less than $1,000,000.00 for personal injury and $500,000.00 to cover property damage. The Commercial General Liability insurance policy shall include assumption of contractual liability. Certificates of insurance containing a thirty (30) day cancellation clause shall be furnished to Lessor prior to commencement of performance under the construction contract naming Lessor (The Prudential Insurance Company of America) and its managing agent as additional insureds.

                        (v) Provide a construction schedule to Lessor prior to commencement of work and weekly written progress reports.

                        (vi) Warrant the Contractor's work and that of the Contractor's subcontractors, for a minimum of one (1) year.

                        (vii) Provide Lessor with as-built drawings of all improvements.


            (e) All approvals by Lessor, as provided for in this Paragraph 7.5, shall not be unreasonably withheld. All requests to be submitted to Lessor shall be submitted through Lessor's managing agent. If Lessor shall give its consent, the consent shall be deemed conditioned upon the compliance by Lessee in a prompt and expeditious manner of all conditions of all permits obtained pursuant to Paragraph 7.5(d), above.

             (f) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than thirty (30) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall in good faith, contest the validity of any such lien, claim or demand, then Lessee shall at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is in its best interest to do so; provided Lessor agrees that Lessee shall not be obligated to pay such fees pursuant to this sentence with respect to any period in which both (a) Lessee has provided the surety bond required above, and (b) Lessor has not been named in such action.

            (g) Unless otherwise agreed in writing, Lessor may require that any or all alterations, improvements, additions or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor, and that the Premises be restored to their prior condition. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

            (h) Unless Lessor requires their removal, as set forth in Paragraph 7.5(g), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(h), Lessee's machinery and equipment other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8.    Insurance: Indemnity.

            (a) Lessee hereby agrees to indemnify, defend and hold harmless Lessor, its successors, assigns, subsidiaries, directors, officers, agents and employees from and against any and all damage, loss, liability or expense including, but not limited to, attorney's fees and legal costs suffered by same directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death resulting anytime therefrom and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Premises by the Lessee, the acts or omission of the Lessee, its agents, employees or any other contractors brought onto said Premises by the Lessee, or any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, except to the extent caused by the sole gross negligence or willful misconduct of Lessor, its employees, and agents. If any action or proceeding is brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall defend same at Lessee's expense by counsel satisfactory to Lessor. Such loss or damage shall include, but not be limited to, any injury or damage to Lessor's personnel (including death resulting anytime therefrom) on the Premises. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant if any, of the building or industrial park in which the Premises are located. Lessee agrees that the obligations assumed herein shall survive the termination of this Lease.

            (b) Lessee hereby agrees to maintain in full force and effect at all times during the term of this Lease, at Lessee's own expense, for the protection of Lessee, Lessor and Lessor's property manager, as their interest may appear, policies of insurance issued by a responsible carrier or carriers to Lessor which afford the following coverages:

                        (i)   Workers' Compensation with statutory limits.

                        (ii) Employers' Liability insurance with the following minimum limits:

      Bodily injury by disease per person                        $1,000,000
      Bodily injury by accident policy limit                     $1,000,000
      Bodily injury by disease policy limit                      $1,000,000

                        (iii) Property insurance on a special causes of loss insurance form covering any and all personal property of Lessee including but not limited to improvements, betterments, furniture, fixtures, Utility Installations, and equipment in an amount not less than their full replacement cost, with a deductible not to exceed $10,000. This policy should contain a waiver of subrogation.

                        (iv) Commercial General Liability Insurance including Broad Form Property Damage and Contractual Liability with the following minimum limits:

            General Aggregate                                   $2,000,000
            Products/Completed Operations Aggregate             $2,000,000
            Each Occurrence                                     $1,000,000
            Personal & Advertising Injury                       $1,000,000
            Medical Payments                                    $5,000 per
                                                                 person

                        (v) Umbrella/Excess Liability on a following form basis with the following minimum limits:

            General Aggregate                                  $10,000,000
            Each Occurrence                                    $10,000,000

            The limits of said insurance in this Paragraph 8(b)(i) shall not however, limit the liability of Lessee hereunder.

            (c) If Lessor is providing property insurance on the Premises, then Lessor shall, at all times during the term of this Lease, maintain the following insurance:

                        (i) a policy or policies of all-risk property insurance, issued by and binding upon some solvent insurance company, insuring for the full replacement cost of the building on the Premises. Lessor shall not be obligated to insure, and shall not assume any liability or risk of loss for, any of Lessee's furniture, equipment, machinery, goods, supplies, utility installations, improvements, or alterations upon the Premises. This policy shall contain an agreed amount endorsement and be written with no coinsurance. Lessor may, but shall not be obligated to, obtain earthquake and flood insurance.

                        (ii) Rent insurance on an all-risk basis in an amount equal to all that is called for under Paragraph 4 of this Lease (Base Rent and any additional rents payable under this Lease including tax and insurance costs) for a period of at least twelve (12) months commencing with the date of loss.

                        (iii) Boiler and machinery insurance in an amount satisfactory to Lessor on a comprehensive coverage form.

Lessor may elect to have reasonable deductibles in connection with the insurance specified in Paragraph 8(c), and Lessee shall be liable for such deductible amount.

            (d) The Lessee shall deliver to Lessor at least thirty (30) days prior to the time such insurance is first required to be carried by Lessee, and thereafter at least thirty (30) days prior to expiration of such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least A-VIII as set forth in the most current issue of "A.M. Best's Insurance Guide". Such Certificates with the exception of Worker's Compensation shall name Lessor, its subsidiaries, directors, agents and employees, and its property manager as additional insureds and shall expressly provide that the interest of same herein shall not be affected by a breach by Lessee of any insurance policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given to Lessor in the event of material alteration to or cancellation of the coverage evidenced by such Certificates.

            (e) Upon demand Lessee shall provide Lessor, at Lessee's expense, with such increased amount of existing insurance and such other insurance coverage in such limits as Lessor may require in its sole judgement to afford Lessor adequate protection.

            (f) If, on account of the failure of Lessee to comply with the foregoing provisions, Lessor is adjudged a co-insurer by the insurance carrier, then any loss or damage Lessor shall sustain by reason thereof shall be borne by Lessee and shall be immediately paid by Lessee upon receipt of bill thereof and evidence of such loss.

            (g) Lessor makes no representation that the limits of liability specified to be carried by Lessee under the term of this Lease are adequate to protect Lessee against Lessee's undertaking under this Paragraph 8 and in the event Lessee believes that any such insurance coverage called for under this Lease is insufficient, Lessee shall provide, at its own expense, such additional insurance as Lessee deems adequate.

            (h) Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claims, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, personal property (building contents) within the building on the Premises, any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring or obtain upon the Premises or any additional improvements which Lessee may construct on the Premises, by reason of fire, the elements or any other cause which could be insured against under the terms of all risk property insurance policies, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this Paragraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person) each party to this Lease agrees immediately to give to each insurance company, written notice of the terms of the mutual waivers contained in this Paragraph, and to have the insurance policies properly endorsed if necessary to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this Paragraph. Lessee also waives and releases Lessor, its agents, officers and employees of and from any and all rights of recovery, claim, action or cause of action for any loss or damage insured against under any other policies of insurance carried by Lessee.

            (i) Lessee shall pay to Lessor during the term hereof, additional rent in the amount of any premiums for the insurance obtained under Paragraphs 8(c)(i), 8(c)(ii), and 8(c)(iii) and any other insurance which Lessor or Lessor's lender deems necessary for the Premises and the amount of any deductibles paid by Lessor under such policies. If Lessor elects to self-insure or includes the Premises under blanket insurance policies covering multiple properties, then Lessee's reimbursement obligation hereunder shall include the portion of the reasonable cost of such self-insurance or blanket insurance that is allocated to the Premises. Lessee shall pay any such premiums to Lessor within thirty (30) days after receipt by Lessee of a copy of the premiums statement or other evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such premiums attributable to the Premises and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premiums shall be prorated on an annual basis.

            (j) Lessor may also maintain commercial general liability insurance in addition to, and not in lieu of, the commercial general liability insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein. If Lessor maintains such insurance, Lessee shall pay to Lessor during the term of this Lease additional rent in the amount of any premiums for such insurance in the same manner as provided in Paragraph 8(i). All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

            (k) Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant or Lessor or the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.    Damage or Destruction.

      9.1   Definitions.

            (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

            (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the then replacement cost of such building as a whole.

            (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 8.

      9.2 Partial Damage - Insured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.

      9.3 Partial Damage - Uninsured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within thirty (30) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

      9.4 Total Destruction. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

      9.5   Damage Near End of Term.

            (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of the Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this

Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

            (b) Notwithstanding Paragraph 9.5(a) in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling with the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect, provided Lessee first deposits with Lessor any shortfall in necessary funds. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

      9.6   Abatement of Rent; Lessee's Remedies.

            (a) In the event of damage described in Paragraphs 9.2, 9.3 or 9.5 and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

            (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

      9.7 Termination - Advance Payments. Upon termination of this Lease pursuant to Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

      9.8 Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

      9.9 Causeway. Notwithstanding anything to the contrary in this Lease, Lessor shall have no obligation to repair, restore or reconstruct any portion of the Causeway.

10.   Real Property Taxes.

      10.1 Payment of Taxes. Lessee shall pay the real property tax, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the maximum rate then allowable by law.

      10.2 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (a) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (b) the nature of which was hereinbefore included within the definition of "real property tax," or
(c) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (d) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (e) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

      10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

      10.4 Additional Provisions Regarding Real Property Taxes. Lessor shall have the option to pay the real property taxes, and in such case, Lessee shall, as additional rent for the Premises, pay for cost of all real property taxes paid hereunder. If Lessor pays the real property taxes, Lessee shall, within ten
(10) days following demand by Lessor, reimburse Lessor for the cost of the real property taxes so paid. Lessor shall have the right to contest or appeal any real property taxes or assessments applicable to the Premises and to seek a reduction in the assessed valuation of the Premises (collectively, "Tax Contests"). Any refund of real property taxes resulting from any such Tax Contest shall be applied first to reimburse Lessor for its costs and expenses in connection with the Tax Contest (including, without limitation attorneys' fees and the costs of consultants) (collectively, the "Tax Contest Costs") and then, out of and to the extent of the balance of such refund, Lessor shall reimburse to Lessee the portion of such reduction attributable to the Premises and the term of this Lease, if previously paid by Lessee. Lessor shall equitably allocate the Tax Contest Costs between those years covered by the Tax Contest that are outside of the term of this Lease and those years covered by the Tax Contest that are within the term of this Lease.

      10.5  Personal Property Taxes.

            (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

            (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.   Assignment and Subletting.

      12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a noncurable breach of this Lease, without the need for notice to Lessee under Paragraph 13.1.

      12.2 Procedure. If at any time or from time to time during the term of this Lease, Lessee desires to assign or sublet all or any part of Lessee's interest in this Lease or in the Premises, Lessee shall give prior written notice to Lessor setting forth the terms of the proposed assignment or subletting and the space so proposed to be assigned or sublet. Lessor shall have the option, exercisable by notice given to Lessee within twenty (20) days after Lessee's notice is given, either to sublet from Lessee such space at the rental and other terms set forth in Lessee's notice, or if the proposed subletting is for the entire Premises for the balance of the term of the Lease, to terminate this Lease. If Lessor does not exercise such option and Lessor grants its consent to the proposed assignment or sublease as provided in Paragraph 12.1, Lessee shall be free to assign or sublet such space to any third party. Such assignment or sublease shall be subject to, without limitation, all the conditions in Paragraph 12 and the following conditions:

            (a) The assignment or sublease shall be on the terms set forth in the notice given to Lessor. Any subsequent changes or modifications will require Lessor's prior written consent

            (b) Lessee acknowledges that Lessor's agreement to lease these Premises to Lessee at the rent and terms stated herein is made in material reliance upon Lessor's evaluation of this particular Lessee's background, experience and ability, as well as the nature of the use of the Premises by this Lessee as set forth in Paragraph 6. In the event that Lessee shall request Lessor's written consent to assign or sublease the Premises as required in Paragraphs 12.1 and 12.2 hereof, then each such request for consent shall be accompanied by the following:

                        (i) Financial statements of the proposed assignee or sublessee;

                        (ii) A statement of the specific uses for which the Premises will be utilized by the proposed assignee or sublessee; and

                        (iii) Preliminary plans prepared by an architect or civil engineer for all alterations to the Premises that are contemplated to be made by Lessee, the proposed assignee or sublessee.

            (c) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises assigned or subleased until an executed counterpart of such assignment or sublease has been delivered to Lessor.

            (d) No sublessee or assignee shall have a right further to sublet or assign.

            (e) 50% (after deduction of reasonable real estate brokerage commission paid by Lessee) of any sums or other economic consideration received by Lessee as a result of such assignment or subletting (except rental or other payments received which are attributable to amortization of the cost of leasehold improvements other than building standard tenant improvements made to the assigned or sublet portion of the Premises by Lessor) whether denominated rentals under the assignment or sublease or otherwise, which exceed, in the aggregate, the total sums which Lessee is obligated to pay Lessor under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to such assignment or sublease) shall be payable to Lessor as additional rental under this Lease without affecting or reducing any other obligation of Lessee hereunder. In the event of subletting of only a portion of the Premises, in calculating whether the rent received by Lessee exceeds the rent payable under this Lease, the rent payable under the Lease shall be prorated according to the square footage involved in order to reflect the rent applicable to the space sublet.

      12.3  Lessees Other Than Individuals.

            (a) If Lessee is a partnership, a transfer of any interest of a general partner, a withdrawal of any general partner from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease.

            (b) If Lessee is a corporation, unless Lessee is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any sale or other transfer of a percentage of capital stock of Lessee which results in a change of controlling persons, or the sale or other transfer of substantially all of the assets of Lessee, shall be deemed to be an assignment of this Lease.

      12.4 Lessee Affiliate. Notwithstanding the provisions of Paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that (a) the transferee has a net worth, after the assignment or sublet, which is equal to or greater than the lower of (i) the net worth of Lessee at the date of this Lease and (ii) the net worth of Lessee immediately prior to the transfer; (b) the transferee assumes, in full, the obligations of Lessee under this Lease; and (c) a copy of the document effecting the sublet and evidencing the transferee's assumption of Lessee's obligations hereunder is promptly delivered to Lessor. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

      12.5 No Release of Lessee. Regardless of Lessor's consent, any subletting or assignment shall not (a) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (b) release Lessee of any of Lessee's obligations hereunder or (c) alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof or any default by Lessee. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

      12.6 Assignment to Lessor. Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided however, that until a default shall occur in the performance of Lessee's obligations under this Lease, and subject to Paragraph 12.2(e) Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

         12.7 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith, such attorneys' fees not to exceed $350.00 for each such request. Notwithstanding the foregoing, the parties agree that a payment of $750.00 is a reasonable fee for Lessor's, review of Lessee's request to assign or sublease.

13. Defaults: Remedies.

         13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

                  (a) The vacating or abandonment of the Premises by Lessee.

                  (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                  (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, said thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable unlawful detainer statutes.

                  (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the

Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this Paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect

                  (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligations hereunder, and any of them, was materially false.

                  (f) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

         13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. In the event of a breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such breach, Lessor may:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided,; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provisions (i) and (ii) of the prior sentence shall be calculated based on an interest rate equal to the highest rate permitted by applicable law. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Paragraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under Paragraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the default within the greater of the two such grace periods shall constitute both an unlawful detainer and breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate allowed by law.

                  (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust encumbering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. Any damages or judgments arising out of Lessor's default of its obligations under this Lease shall be satisfied only out of Lessor's interest and estate in the Premises, and Lessor shall have no personal liability beyond such interest and estate with respect to such damages or judgments.

         13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed encumbering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, not prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder; whether or not collected, for three (3) consecutive installments of rent then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Paragraph 4 or any other provision of this Lease to the contrary.

         13.5 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real Property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of net severance damages received by Lessor in connection with such condemnation, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such net severance damages required to complete such repair.

15. Broker's Commissions. Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than those persons, if any, whose names are set forth in this Paragraph
15) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation, commission or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party. Named brokers:

                  Lessor's Broker:       None

                  Lessee's Broker:       CB Commercial Real Estate Group

The commission payable to Lessee's Broker with respect to this Lease shall be pursuant to the terms of the separate commission agreement (the "Separate Agreement") in effect between Lessor and Lessee's Broker. Nothing in this Lease shall impose any obligation on Lessor to pay a commission or fee (a) to any party other than Lessee's Broker or (b) to any party with respect to (i) the exercise by Lessee of any option or right of first refusal pursuant to this Lease (except as provided in the Separate Agreement), or (ii) any extension or renewal of this Lease.

16. Estoppel Certificate.

                  (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                  (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

                  (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence.

21. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. Incorporation of Prior Agreements: Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to

Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice given pursuant to this Lease shall be in writing shall be personally delivered, delivered by Federal Express or comparable overnight courier, providing written evidence of delivery, or delivered by U.S. registered or certified mail, return receipt requested, postage prepaid and sent to Lessor and Lessee at the following addresses:

LESSOR:

                              Prudential Real Estate Investors
                              2029 Century Park East
                              Suite 2050
                              Los Angeles, California 90067
                              Attn: Regional Counsel

         With a copy by the same method to:

                              The Prudential Real Estate Investors
                              c/o Cushman & Wakefield of California, Inc.
                              555 South Flower Street, Suite 4200
                              Los Angeles, CA 90017-2413
                              Attn: Mark Harryman

LESSEE:

                              SKECHERS USA, Inc.
                              ---------------------------------
                              228 Manhattan Beach Blvd., #200
                              ---------------------------------
                              Manhattan Beach, CA, 90266
                              ---------------------------------
                              Ann: David Weinberg
                                   ----------------------------

         With a copy by the same method to:

                              ---------------------------------

                              ---------------------------------

                              ---------------------------------
or such other address as either party may from time to time designate as its notice address by notifying the other party thereof. Notice so sent shall be deemed given (a) when personally delivered, or (b) on the first business day following deposit with Federal Express or a comparable overnight courier service providing written evidence of delivery, or (c) five business days following deposit in the United States mail, if notice is sent by registered or certified mail, return receipt requested, Postage prepaid. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. No Recording. Lessee shall not record this Lease.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the monthly rent shall be 150% of the rent payable in the last month of the Lease term, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

         30.1 Subordination. This Lease and any Option granted hereby shall be subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. Lessor warrants that there are no Security Devices encumbering the Premises on the date of this Lease.

         30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or an other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not; (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership (provided that this clause (i) shall not relieve the new owner from its ongoing maintenance obligations under this Lease); (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in breach hereof and attorns to the record owner of the Premises.

         30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorney's Fees.

                  (a) If either party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the prevailing party in any such proceeding, action, or appeal thereon, shall be entitled to his reasonable attorney's fees and such fees as may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default or who defends such action, and substantially obtains or defeats the relief sought, whether by compromise, settlement, judgment or of the claim or defense by the other party.

                  (b) The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred in good faith.

                  (c) Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default. Lessor and Lessee agree that $350.00 is a reasonable sum per occurrence for legal services and costs per preparation and service of a notice of default and that Lessor may include $350.00 as additional rent due in each such notice of default as an amount that must be paid to cure said default.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for Paragraphs 33, 34 and 47 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease, and all easements, covenants, conditions and restrictions of record. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39. Options.

         39.1 Definition. As used in this paragraph the word "Options" has the following meaning: (a) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the option or right of first refusal, to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor, (c) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

         39.2 Options Personal; Multiple Options. Each Option granted to Lessee in this Lease is personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily; by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in Paragraph 12.4 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

         39.3 First Option. Lessor hereby grants to Lessee the option to extend the term of this Lease for a five (5) year period commencing on the date the prior term expires (the "First Option Period") upon each and all of the following terms and conditions:

                  (a) Lessee gives to Lessor, and Lessor actually receives, on a date which is prior to the date that the First Option Period would commence (if exercised) by at least six (6) and not more than nine (9) months, a written notice of exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

                  (b) The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.7, of this Lease are conditions of this option;

                  (c) All of the terms and conditions of this Lease except where specifically modified by this option shall apply, except that Lessee shall have no further option to extend the term of this Lease other than for the option provided for in Paragraph 39.4;

                  (d) Any prior Lessee that has not been expressly released from liability under this Lease, and any guarantor of the Lessee's performance hereunder, expressly reaffirms in writing the extension of their liability for the term of the option; and

                  (e) The monthly Base Rent for each month of the First Option Period shall be the C.P.I. Adjusted Option Rent (as defined below).

         39.4 Second Option. Lessor hereby grants to Lessee the option to extend the term of this Lease for a five (5) year period commencing on the date the First Option Period expires (the "Second Option Period") upon each and all of the following terms and conditions:

                  (a) Lessee gives to Lessor, and Lessor actually receives, on a date which is prior to the date that the Second Option Period would commence (if exercised) by at least six (6) and not more than nine (9) months, a written notice of exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

                  (b) The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.7 of this Lease are conditions of this option;

                  (c) All of the terms and conditions of this Lease except where specifically modified by this option shall apply, except that Lessee shall have no further option to extend the term of this Lease;

                  (d) Any prior Lessee that has not been expressly released from liability under this Lease, and any guarantor of the Lessee's performance hereunder, expressly reaffirms in writing the extension of their liability for the term of the option; and

                  (e) The monthly Base Rent for each month of the option periods shall be the Fair Market Rent of the Premises as of the commencement of the Second Option Period, but in no event less than the monthly Base Rent scheduled to be paid during the month prior to the commencement of the Second Option Period.

         39.5 Fair Market Rent.

                  (a) The term "Fair Market Rent" as used in this Lease is defined to mean the rent, including all escalations, at which tenants are leasing non-sublease, non-encumbered, non-equity space comparable in size and quality to the Premises for the Option Period as to which Fair Market Rent is being determined in the Inland Empire West area, giving appropriate consideration to the annual rental rates per square foot and the standard of measurement by which the square footage is measured. In determining Fair Market Rent it shall be assumed that:

                            (i) The Premises are in excellent condition and repair and there shall be no deduction for depreciation, obsolescence or deferred maintenance (but less reasonable wear and tear as long as well maintained by Lessee).

                            (ii) The Premises would be leased for the period of the option being exercised by a tenant with the credit standing of Lessee, as the same exists at that time.

                            (iii) The Premises would be leased on the same terms of this Lease insofar as the obligations for repair, maintenance, insurance and real estate taxes existed as of the expiration of the original term of this Lease.

                            (iv) No deduction shall be given nor consideration given to allowances for real estate brokerage commissions or free rent.

                            (v) The Premises will be used for its highest and best use.

                  (b) Determination By Lessor. Lessor shall initially determine the Fair Market Rent in each instance, and shall give Lessee notice (the "Market Rent Notice") of such determination and the basis on which such determination was made on or before the 60th day prior to the date on which such determination is to take effect, or as soon thereafter as is reasonably practicable.

                  (c) Disputes re Fair Market Rent. In the event that Lessee notifies Lessor in writing, on or before the 20th business day following any Market Rent Notice, that Lessee disagrees with the applicable determination, Lessor and Lessee shall negotiate in good faith to resolve such dispute within 10 business days thereafter. (The 30th business day after any Market Rent Notice is referred to herein as the "Outside Agreement Date.") If not resolved by the Outside Agreement Date each party shall submit to the other its determination of Fair Market Rent and the dispute shall be submitted to arbitration in accordance with the following paragraph titled "Arbitration Procedures." Until any such dispute is resolved, any applicable payments due under this Lease shall correspond to Lessor's determination and, if Lessee's determination becomes the final determination, Lessor shall refund any overpayments to Lessee, within 5 business days following the final resolution of the dispute.

                  (d) Arbitration Procedures.

                            (i) Lessor and Lessee shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the 5-year period ending on the date of such appointment in the leasing of properties similar to the Premises in the surrounding area of Los Angeles County. The determination of the arbitrators shall be limited solely to the issue of whether Lessor's or Lessee's submitted Fair Market Rent for the Premises is the closest to the actual Fair Market Rent for the Premises as determined by the arbitrators, taking into account the requirements of this subparagraph regarding the same. Each such arbitrator shall be appointed within 15 days after the Outside Agreement Date. Lessor and Lessee may not consult with either such arbitrator prior to resolution.

                            (ii) The two arbitrators so appointed shall within 15 days of the date of the appointment of the last appointed arbitrator, meet and attempt to reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent, and shall notify Lessor and Lessee of their decision, if any.

                            (iii) If the two arbitrators are unable to reach a decision, the two arbitrators shall, within 30 days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a 3rd arbitrator who shall be a broker who shall be qualified under the same criteria set forth hereinabove for qualification of the initial 2 arbitrators.

                            (iv) The 3 arbitrators shall, within 30 days of the appointment of the 3rd arbitrator, reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rent, and shall notify Lessor and Lessee thereof.

                            (v) The decision of the majority of the 3 arbitrators shall be binding upon Lessor and Lessee.

                            (vi) If either Lessor or Lessee fails to appoint an arbitrator within 15 days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof and such arbitrator's decision shall be binding upon Lessor and Lessee.

                            (vii) If the 2 arbitrators fail to agree upon and to appoint a 3rd arbitrator, then the appointment of the 3rd arbitrator shall be dismissed, and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Lease.

                            (viii) The cost of arbitration shall be paid by Lessor and Lessee equally.

         39.6 C.P.I. Adjusted Option Rent. With respect to any Option Period the "C.P.I. Adjusted Option Rent" shall mean a Base Rent calculated as follows:

                  (a) As used herein, the term "C.P.I." shall mean the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside, California (1982-84=100). With respect to the applicable option period the Base Rent payable as set forth in Paragraph 4 of the Lease shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the option period commences, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commenced. The sum so calculated shall constitute the "C.P.I. Adjusted Option Rent" hereunder, subject to Subparagraph 39.6(d), below.

                  (b) Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted Base Rent equal to an estimated C.P.I. Adjusted Option Rent, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in the Lease or this Paragraph 39.6.

                  (c) In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I (as selected by Lessor) shall be used to make such calculation.

                  (d) The adjustment(s) required by this Paragraph 39.6 shall be subject to the following additional agreements:

                            (i) The increase under Paragraph 39.6(b), above, shall be subject to the following minimum and maximum percentage increase per year involved in the adjustment period, on a cumulative and compounded basis:

                  Minimum yearly percentage increase:      2.5%

                  Maximum yearly percentage increase:      6%

                  The "adjustment period" is defined as the period commencing with the month designated in Paragraph 39.6(a), above, as the reference for determining the "denominator", and ending with the month preceding the month designated therein as the reference for determining the "numerator". Should the adjustment period include a partial year, the minimum and maximum percentages shall be prorated for that partial year by multiplying them by a fraction, the numerator of which shall be the number of full calendar months or major portion thereof contained in said partial year, and the denominator of which is twelve (12).

                            (ii) The new monthly Base Rent shall in no event be less than the rent scheduled to be paid immediately preceding the rent adjustment.

         39.7 Effect of Default on Options.

                  (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to Paragraphs 13.1(b)
 or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in Paragraphs 13.1(a), 13.1(d), 13.1(e) or 13.1(f) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under Paragraph 13.1(b), where a late charge has become payable under Paragraph 13.4 for each of such defaults, or Paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.7.

                  (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in Paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in Paragraphs 13.1(a), 13.1(d), 13.1(e) or 13.1(f) (without any necessity of Lessor to give notice of such default to Lessee), or
(iv) Lessor gives to Lessee three or more notices of default under Paragraph 13.l(b), where a late charge becomes payable under Paragraph 13.4 for each such default, or Paragraph 13.1(c), whether or not the defaults are cured.

40. Industrial Park Building. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make and revise from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease by Lessee without the need for further notice to Lessee.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. Cashiers Checks.

                  (a) In the event that any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn on two or more occasions, then Lessor, at its option may require all future payments to be made by Lessee under this Lease to be made by cashier's checks.

                  (b) Any payment made by Lessee pursuant to a written notice to pay or be deemed in default under this Lease shall be made by cashier's check.

46. Amendments to Lease.

                  (a) At such times as a rental adjustment is made to this Lease by virtue of any provision of this Lease, the parties shall execute a written amendment to this Lease to reflect said change.

                  (b) Lessee agrees to make any non-monetary modifications to this Lease that may be required by an institutional mortgagee of Lessor.

47. Storage Tanks.

                  (a) Notwithstanding anything to the contrary in Paragraph 7.5 hereof, Lessee shall not install storage tanks of any size or shape in the Premises, above or below ground, without the consent of the Lessor which can be withheld in Lessor's sole discretion. If Lessor elects to grant its consent, Lessor shall have the right to condition its consent upon Lessee agreeing to give to Lessor such assurances that Lessor, in its sole discretion, deems necessary to protect itself against potential problems concerning the installation, use, removal and contamination of the Premises as a result of the installation and/or use of such tank, including but not limited to the installation of a concrete encasement for said tank. Lessee shall comply at its expense with all applicable permit and/or registration requirements and repair any damage caused by the installation, maintenance or removal of such tank. Upon termination of the Lease, Lessee shall, at its sole cost and expense, remove any tank from the Premises, remove and replace any contaminated soil or materials (and compact or treat the same as then required by law) and repair any damage or change to the Premises caused by said installation and/or removal. Nothing contained herein shall be construed to diminish or reduce Lessee's obligations under Paragraph 48.

                  (b) Lessor shall have the right to employ experts and/or consultants, at Lessee's expense, to advise Lessor with respect to the installation, operation, monitoring, maintenance and removal and restoration of any such tank.

48. Lessee's Covenants Regarding Hazardous Materials.

        48.1 Lessor's Prior Consent. Notwithstanding anything contained in this Lease to the contrary, Lessee has not caused or permitted, and shall not cause or permit any "Hazardous Materials" (as defined in Paragraph 48.2, below) to be brought upon, kept, stored, discharged, released or used in, under or about the Premises by Lessee, its agents, employees, contractors, subcontractors, licensees or invitees, unless (a) such Hazardous Materials are reasonably necessary to Lessee's business and will be handled, used, kept, stored and disposed of in a manner which complies with all "Hazardous Materials Laws" (as defined in Paragraph 48.2, below); (b) Lessee will comply with such other rules or requirements as Lessor may from time to time impose, including without limitation that (i) such materials are in small quantities, properly labeled and contained, (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal,
(iii) such materials are for use in the ordinary course of business (i.e., as with office or cleaning supplies), (c) notice of and a copy of the current material safety data sheet is provided to Lessor for each such Hazardous Material, and (d) Lessor shall have granted its prior written consent to the use of such Hazardous Materials.

        48.2 Compliance with Hazardous Materials Laws. As used herein, the term "Hazardous Materials" means any (a) oil, petroleum, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Premises or to persons on or about the Premises or (ii) cause the Premises to be in violation of any Hazardous Materials Laws (as hereinafter defined); (b) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas;
(c) chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Resources Conservation Recovery Act, 42 U.S.C. Section 6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1801, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8 25281, 25316 and
25501 of the California Health and Safety Code; and Article 9 or Article II of Title 22 of the California Code of Regulations, Division 4, Chapter 20; (d) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises, or any other Person coming upon the Premises or adjacent property; and (e) other chemical, materials or substance which may or could pose a hazard to the environment. As used herein the term "Hazardous Materials Laws" means any federal, state or local laws, ordinances, regulations or policies relating to the environment, health and safety, and Hazardous Materials (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under or about the Premises, including, without limitation, soil, groundwater and indoor and ambient air conditions. Lessee shall at all times and in all respects comply with all Hazardous Materials Laws.

         48.3 Hazardous Materials Removal. Upon expiration or earlier termination of this Lease, Lessee shall, at Lessee's sole cost and expense, cause all Hazardous Materials brought on the Premises with Lessor's consent to be removed from the Premises in compliance with all applicable Hazardous Materials Laws. If Lessee or its employees, agents, or contractors violates the provisions of the foregoing two paragraphs, or if Lessee's acts, negligence, or business operations contaminate or expand the scope of contamination of, the Premises from such Hazardous Materials, then Lessee shall promptly; at Lessee's expense, take all investigatory and/or remedial action (collectively, the "Remediation") that is necessary in order to clean up, remove and dispose of such Hazardous Materials causing the violation on the Premises or the underlying groundwater or the properties adjacent to the Premises to the extent such contamination was caused by Lessee, in compliance with all applicable Hazardous Materials Laws. Lessee shall further repair any damage to the Premises caused by the Hazardous Materials contamination. Lessee shall provide prior written notice to Lessor of such Remediation, and Lessee shall commence such Remediation no later than thirty (30) days after such notice to Lessor and diligently and continuously complete such Remediation. Such written notice shall also include Lessee's method, time and procedure for such Remediation and Lessor shall have the right to require reasonable changes in such method, time or procedure of the Remediation. Lessee shall not take any Remediation in response to the presence of any Hazardous Materials in or about the Premises or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interests with respect thereto.

         48.4 Notices. Lessee shall immediately notify Lessor in writing of: (a) any enforcement, cleanup, removal or other governmental or regulatory action threatened, instituted, or completed pursuant to any Hazardous Materials Laws with respect to the Premises; (b) any claim, demand, or complaint made or threatened by any person against Lessee or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials; and (c) any reports made to any governmental authority arising out of any Hazardous Materials on or removed from the Premises. Lessor shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any Hazardous Materials Laws.

         48.5 Indemnification of Lessor. Lessee shall indemnify, protect, defend and forever hold Lessor harmless from any and all damages, losses, expenses, liabilities, obligations and costs arising out of any failure of Lessee to observe the foregoing covenants in Paragraphs 47 and 48. The provisions of Paragraphs 47 and 48 shall survive the expiration or earlier termination of the lease.

49. The Causeway Improvements.

         A prior tenant constructed a causeway (the "Causeway") between the Premises and the building leased by lessee from Lessor under the Other Lease (as defined in Paragraph 50). Lessee shall be solely responsible for obtaining and maintaining all permits, approvals, variances, consents and other authorizations required by applicable law in connection with the Causeway. Lessor shall not be obligated to enter into any covenants or other agreements affecting Lessor's interest in the Premises in connection with the Causeway, including without limitation any covenant requiring the Premises and the Other Lease Premises (as defined below) to be held as one parcel. Lessor shall have no obligation to provide a bond or other security for the maintenance or removal of the Causeway. In the event a bond or other security is provided by Lessee in connection with the Causeway, Lessor shall be an additional beneficiary of that bond or other security.

         Upon or after the expiration or earlier termination of either or both of this Lease and the Other Lease (as defined below), Lessor may require Lessee to demolish and remove the Causeway and to restore the Premises to its condition prior to the construction of the Causeway at Lessee's sole cost and expense. Lessee agrees to obtain a demolition permit and commence that demolition, removal and restoration no later than 30 days after Lessor's request and to complete that demolition removal and restoration no later than 30 days after receipt of the demolition permit. In the event that Lessee fails to (a) obtain a demolition permit and commence that demolition within 30 days after Lessor's request, or (b) complete that demolition, removal and restoration within such 30-day period after receipt of that demolition permit, Lessor shall have the option to perform such work itself at Lessee's cost. In addition, Lessee's failure to demolish and remove the Causeway and restore the Premises shall be a material default by Lessee under this Lease and, if so elected by the Lessor under the Other Lease, a material default under the Other Lease. Lessee hereby indemnifies Lessor and agrees to defend, protect and hold Lessor harmless from and against any claims, demands, liens, causes of action, loss and liability arising out of, or in any way related to, the planning, construction, operation, maintenance, repair, demolition and removal of the Causeway, and restoration of the Premises. This indemnification shall survive the expiration or earlier termination of the Lease, and any assignment of the Lease.

         The insurance policies required by this Lease and the Other Lease shall be modified or endorsed to cover, to the extent customary, all risks arising out of the operation, maintenance, repair, demolition and removal of the Causeway. Lessee shall pay on demand all additional costs of insurance required by Lessor to the extent the same are customarily carried by prudent Lessors in connection with the maintenance and use of improvements such as the Causeway.

         Neither this Lease nor any existence or use of the Causeway shall give rise to easements, licenses, servitudes or other rights for the benefit of the Premises over the Other Lease Premises or for the benefit of the Other Lease Premises over the Premises. Any rights or privileges to use the Causeway for ingress and egress from and to the Premises and the Other Premises shall not burden or run with the land, and shall terminate automatically upon the expiration or earlier termination of either this Lease or the Other Lease.

         Without limiting any other restriction in this Lease on assignment or subletting, Lessor may condition its consent to any assignment or subletting of the Premises that would result in less than 10,000 square feet in each of the Premises and the Other Premises being occupied by at least one common occupant upon Lessee's demolition and removal of the Causeway and restoration of the Premises to the condition that existed prior to the construction of the Causeway.

50. Relationship to Other Lease. Concurrently herewith, Lessor and Lessee are entering into another Lease (the "Other Lease") of even date herewith of the property commonly known as 1771 Vintage Avenue, Ontario, California (the "Other Lease Premises"). Neither this Lease nor the Other Lease shall be effective unless and until both are fully executed and delivered. Lessor and Lessee acknowledge that the Other Lease and this Lease are not cross-defaulted or otherwise dependent, except as expressly provided in Article 49 with respect to the Causeway.

51. L.A. Gear. The Premises is currently leased to LA. Gear, Inc. ("Gear") and the effectiveness of this Lease is subject to Lessor obtaining from Gear an agreement (the "Termination Agreement") satisfactory to Lessor in its sole discretion with respect to the termination of Gear's tenancy in the Premises. In addition, in the event the Termination Agreement ceases to be effective and rights of Gear with respect to the

Premises are Reinstated, then this Lease shall terminate effective as of the date the Termination Agreement ceases to be effective.

52. Existing Sublease. As a condition precedent to the effectiveness of this Lease, Lessee shall have caused the termination of all existing subleases in the Premises, without any cost, expense or liability to Lessor and provided Lessor with reasonable evidence of that termination.




                                    "LESSOR":

                                    THE PRUDENTIAL INSURANCE COMPANY
                                    OF AMERICA,  a New Jersey corporation?



                                    By    CUSHMAN & WAKEFIELD OF
                                          CALIFORNIA, INC.,
                                          its Managing Agent


                                          By /s/ MARK F. HARRYMAN
                                            ---------------------------------
                                            MARK F. HARRYMAN -- PORTFOLIO MGR
                                            ---------------------------------
                                            [Printed Name and Title]


                                          By /s/ WILLIAM DURSLAG
                                            --------------------------------
                                            WILLIAM DURSLAG -- DIRECTOR
                                            --------------------------------
                                            [Printed Name and Title]




                                          "LESSEE":

                                          SKECHERS U.S.A., INC.



                                          By /s/ DAVID WEINBERG
                                            --------------------------------
                                            David Weinberg, C.F.O.
                                            --------------------------------
                                            [Printed Name and Title]

                                                                       EXHIBIT A




[Floorplan depicting leased premises located at 1661 South Vintage Avenue, Ontario, California. The floorplan includes dotted lines to depict two existing rail easements running along the north and east sides of the building.]

                              1661 S. VINTAGE AVE.
                                     LEASE

Premises are Reinstated, then this Lease shall terminate effective as of the date the Termination Agreement ceases to be effective.

52. Existing Sublease. As a condition precedent to the effectiveness of this Lease, Lessee shall have caused the termination of all existing subleases in the Premises, without any cost, expense or liability to Lessor and provided Lessor with reasonable evidence of that termination.

                                   "LESSOR"

                                   THE PRUDENTIAL INSURANCE COMPANY
                                   OF AMERICA, a New Jersey corporation?



                                   By   CUSHMAN & WAKEFIELD OF
                                        CALIFORNIA, INC.,
                                        its Managing Agent

                                        By  /s/ MARK F. HARRYMAN
                                            -------------------------------
                                            Mark F. Harryman-Portfolio Mgr.

                                        By  /s/ WILLIAM DURSLAG
                                            ------------------------------
                                            William Durslag-Director

                                   "LESSEE":

                                   SKECHERS U.S.A., INC.


                                   BY:  /s/ DAVID WEINBERG
                                        ----------------------------------
                                        David Weinberg, C.F.O.